UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

COLUMBIA LABORATORIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 15, 2005

COLUMBIA LABORATORIES, INC.	Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Columbia Laboratories, Inc. (the “Company”) on Tuesday, May 17, 2005 at 10:00 a.m. at the Company’s principal executive offices, 354 Eisenhower Parkway, Livingston, New Jersey, 07039.

We hope that you can join us at this meeting. As a stockholder, your participation in the affairs of the Company is important, regardless of the number of shares that you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by completing and returning the enclosed proxy card.

Enclosed are the Company’s 2004 Annual Report and Proxy Statement for the 2005 Annual Meeting of Stockholders. We hope you find it informative reading.

Sincerely yours,

Fred Wilkinson President and Chief Executive Officer

Stephen G. Kasnet
Chairman of the Board of Directors

354 Eisenhower Parkway Plaza I, Second Floor Livingston, NJ 07039 TEL: (973) 994-3999 FAX: (973) 994-3001

COLUMBIA
LABORATORIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Tuesday, May 17, 2005

PLACE	Columbia Laboratories, Inc. Plaza 1, Second Floor 354 Eisenhower Parkway Livingston, New Jersey 07039

ITEMS OF BUSINESS	1.	To elect 6 members to the Board of Directors.
	2.	To ratify the appointment of Goldstein Golub Kessler LLP as Columbia’s Independent Registered Public Accounting Firm for the current year

	3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on April 4, 2005.

ANNUAL REPORT	Columbia’s 2004 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors

Michael McGrane Secretary

This Proxy Statement and accompanying proxy card are being distributed on or about April 15, 2005.

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Certain Relationships and Related Transactions	19

Performance of Company Stock	20

Proposal I - Election of Directors	21

Proposal II - Ratification and Approval of Appointment of Independent Registered Public Accounting Firm	23

Additional Questions and Information Regarding the Annual Meeting and Stockholders Proposals	23
What happens if additional proposals are presented at the meeting?	23
Who will bear the cost of soliciting votes for the meeting?	23
How do I propose individuals to serve as directors?	24
May I propose actions for consideration at next year’s annual meeting of stockholders?	24
Stockholder Proposals for Inclusion in the Proxy Statement for the 2006 Annual Meeting	24

ATTENDANCE AND VOTING MATTERS

Q:	Why am I receiving these materials?

A:
The Board of Directors (the “Board”) of Columbia Laboratories, Inc. ( “Columbia,” “the Company,” “we,” or “our,” as the context requires) is providing this proxy statement (this “Proxy Statement”) and accompanying proxy card to solicit your proxy in connection with Columbia’s annual meeting of stockholders, which will take place on May 17, 2005 (the “Annual Meeting”). You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:
This Proxy Statement contains information related to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and Columbia’s most highly paid officers, and other required information. We have also enclosed for your review Columbia’s 2004 Annual Report. This report contains financial and other information about our business during our last fiscal year, but does not constitute part of our proxy soliciting material.

Q:	What proposals will be voted on at the meeting?

A:	There are two proposals scheduled to be voted on at this year’s Annual Meeting:

•	The election of six directors to the Board; and
•	Ratification of the appointment of Goldstein Golub Kessler LLP to audit Columbia’s books and accounts for 2005.

We will also consider and vote upon any other proposal properly brought before the meeting.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

•	FOR each of the nominees named herein to the Board;
•	FOR the ratification of the appointment of Goldstein Golub Kessler LLP; and
•	In the proxy holders’ discretion FOR or AGAINST such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Q:	What shares may I vote?

A:
You may vote all shares of Columbia’s common stock, par value $0.01 per share (“Common Stock”), and Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), that you owned as of April 4, 2005, which is the record date. These shares include (1) those held directly in your name as the stockholder of record and (2) those held for you as the beneficial owner through a stockbroker, bank or other nominee.

Each share of Common Stock is entitled to one vote. Each share of Series B Preferred Stock is entitled to 20.57 votes (which is the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible). Columbia’s Series C Convertible Preferred Stock has no voting rights.

On the record date, there were approximately 41,751,934 shares of Common Stock issued and outstanding and 130 shares of Series B Preferred Stock issued and outstanding having voting power equal to 2,674 shares of Common Stock.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most Columbia stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Columbia’s transfer agent, Wachovia Bank NA (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to Columbia or to vote in person at the meeting. Columbia has enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote, but because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
If you are the stockholder of record, you may vote shares you hold directly in your name at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

If you are the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you, you may vote the shares in person at the meeting only if you obtain a signed proxy from your broker or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

You may vote by mail by signing your proxy card and mailing it in the enclosed, postage prepaid and addressed envelope or, for shares held in street name, by following the voting instruction card included by your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

Q:	May I change or revoke my vote?

A:
Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting. If you hold your shares directly and returned your proxy, you must (a) file with Columbia’s Transfer Agent written notice of revocation or (b) timely deliver a valid, later-dated proxy. Your attendance at the Annual Meeting will not revoke your previously granted proxy unless you give written notice of revocation to Columbia’s Transfer Agent before the vote at the Annual Meeting or you vote by written ballot at the Annual Meeting. For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:	How are votes counted?

A:
In the election of directors, you may vote “FOR” all of the nominees or you may “WITHHOLD AUTHORITY” with respect to one or more of the nominees. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST”. If you sign your proxy card or broker voting instruction card with no further instructions, your proxies will vote your shares in accordance with the recommendations of the Board.

Q:	What is the quorum requirement for the Annual Meeting?

A:
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares of Common Stock and shares of Common Stock into which the Series B Preferred Stock is convertible (collectively, the “Shares”) entitled to be voted. The Shares may be present in person or represented by proxy at the Annual Meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:
In the election for directors, each director requires the affirmative “FOR” vote of a plurality of those Shares represented, in person or by proxy, and entitled to vote at the Annual Meeting. The other proposal requires the affirmative “FOR” vote of a majority of those Shares represented, in person or by proxy, and entitled to vote at the meeting. In both cases, a quorum must be present at the Annual Meeting for a valid vote.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in Columbia’s quarterly report on Form 10-Q for the second quarter of 2005.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on pages 23 and 24.

OWNERSHIP OF THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of March 31, 2005, information with respect to:

•	each person known to us to be the beneficial owner of more than 5% of Columbia’s Common Stock;
•	beneficial ownership by all of Columbia’s directors and executive officers named in the Summary Compensation Table on page 21 (the “Named Officers”); and
•	beneficial ownership by all of Columbia’s current directors (including retiring directors and director nominees) and executive officers as a group.

     The number of shares beneficially owned by each entity, person, director, director nominee or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before May 30, 2005 (60 days after March 31, 2005) through the exercise of any stock option or other right. Unless we indicate otherwise, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

	Number of Shares		Percentage
Name and Address of Beneficial Owner	Owned (1)	Right to Acquire (2)	of Total (3)

Perry Corp. (4) 599 Lexington Avenue New York, New York 10022	3,832,000		9.2%

Deutsche Bank AG (5) Taunusanlage 12 D-60325 Frankfurt on Main Federal Republic of Germany	3,300,000		7.9%

Farallon Capital Management (6) One Maritime Plaza, Suite 1325 San Francisco, California 94111	2,192,000		5.3%

David M. Knott (7) 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	2,605,250		6.2%

All Directors and Named Officers:

James J. Apostolakis	954,946	801,366	4.1%

Edward Blechschmidt (8)	84,000	0	*

Stephen Kasnet	0	0	*

Max Link, Ph.D.	23,000	36,000	*

Michael McGrane	14,000	200,060	*

Robert S. Mills	0	168,225	*

Name and Address of Beneficial Owner	Number of Shares Owned (1)	Right to Acquire (2)	Percentage of Total (3)

Denis M. O’Donnell, M.D.	0	109,000	*

Selwyn P. Oskowitz, M.D.	2,000	71,000	*

Robert C. Strauss	1,000	138,000	*

David L. Weinberg	4,600	162,315	*

G. Frederick Wilkinson	70,000	1,081,250	2.7%

All Directors and Executive Officers as a Group (11 persons).	1,153,546	2,767,216	8.8%

*	Signifies less than 1%

(1)	Excludes shares that may be acquired through the conversion of preferred stock or the exercising of warrants or stock options.

(2)	Shares that may be acquired through the conversion of preferred stock and the exercise of warrants and stock options exercisable on or before May 30, 2005.

(3)
Based on 41,751,934 shares outstanding at March 31, 2005. In calculating the percentage of ownership, all shares of Common Stock of which the identified person or group has the right to acquire beneficial ownership on or before May 30, 2005 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person or group.

(4)	Based on Schedule 13G filed on or about February 9, 2005 with the Securities and Exchange Commission.

(5)	Based on Schedule 13G filed on or about January 31, 2005 with the Securities and Exchange Commission.

(6)	Based on Schedule 13G filed on or about February 10, 2005 with the Securities and Exchange Commission.
(7)	Based on Schedule 13G filed on or about February 11, 2005 with the Securities and Exchange Commission.
(8)	Mr. Blechschmidt disclaims beneficial ownership of 20,000 shares owned by his wife from whom he is legally separated.

As of March 31, 2005, the Company knows of no persons other than those shown above who beneficially own as determined under rules of the Securities and Exchange Commission over 5% or more of the Company’s outstanding Common Stock.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder requires the Company’s directors and executive officers and beneficial owners of 10% or more of the outstanding Common Stock to file reports of ownership and changes in ownership of the Company’s Common Stock with the Securities and Exchange Commission. Copies of these reports are furnished to Columbia. The Company is required to identify any of those individuals who failed to file such reports on a timely basis. Based solely on Columbia’s review of the copies of such reports furnished to Columbia and representations from the persons subject to Section 16(a) with respect to Columbia, we believe that during 2004, all of Columbia’s executive officers, directors and 10% stockholders complied with the Section 16(a) requirements, with the exception of Dr. Oskowitz, who filed five days late a report on Form 4 with respect to the purchase of 2,000 shares of the Common Stock on May 25, 2004.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Goldstein Golub Kessler LLP (“GGK”) serves as the Company’s independent registered public accounting firm and has served in that capacity since 1998.

The Audit Committee has recommended the reappointment of GGK as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2005. In making this recommendation, the Audit Committee considered the independence of GGK, and whether the audit and non-audit services GGK provides to the Company are compatible with maintaining that independence. The Audit Committee has adopted a set of policies governing the provision of non-audit services by GGK and those policies are included in the Report of the Audit Committee. See below. The Audit Committee has adopted procedures by which the Audit Committee pre-approves services provided by and fees paid to GGK. The pre-approval requirement was not waived in any instance during the past fiscal year.

Fees and Services of Goldstein Golub Kessler LLP

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by GGK:

	2004	2003

Audit Fees (1)	$165,000	$90,200
Audit-related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees	3,000	-
Total	$168,000	$90,200

(1)
Audit fees consisted of audit work performed in the auditing of financial statements, including, for 2004, the audit of our internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act.

(2)	Audit-related fees consisted principally of 401(k) plan audit and consulting on financial accounting/reporting standards for transactions and related matters.

(3)	Tax fees consisted principally of work performed with respect to tax compliance.

GGK has a continuing relationship with American Express Tax and Business Services Inc. (“TBS”), from which it leases auditing staff who are full-time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full-time employees and, therefore, none of the audit services performed was provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

The Audit Committee has adopted a formal policy on auditor independence requiring the pre-approval by the Audit Committee of all audit and non-audit services from Columbia’s independent auditors. In determining whether to pre-approve any services from Columbia’s independent auditors, the Audit Committee reviews the services and the estimated fees and considers whether approval of the proposed services will have a detrimental impact on GGK’s independence. On an annual basis, the Company’s management reports to the Audit Committee all audit and non-audit services performed during the previous twelve months and all fees billed by the Company’s auditor for such services.

In fiscal 2004, all fees were pre-approved by the Audit Committee.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board in General

The Board is currently comprised of eight members. Directors are required by Columbia to be less than age 72 when elected or appointed unless the Board waives that provision with respect to an individual director whose continued service is deemed uniquely important to the Company. The Board can also fill vacancies and newly created directorships, as well as provide for a greater or lesser number of directors.

The Role of the Board in Corporate Governance

Pursuant to Columbia’s bylaws and Delaware General Corporation Law, Columbia’s business, property and affairs are managed under the direction of the Board. The Board plays an important role in the governance of the Company and in directing management’s overriding objective, the pursuit of long-term growth and increasing stockholder value. The responsibilities of the Board include:

•	Management succession;
•	Review and approval of the annual operating plan prepared by management;
•	Monitoring of performance in comparison to the operating plan;
•	Consideration of topics of relevance to the Company’s ability to carry out its strategic plan;
•	Review of the Company’s investor relations program; and
•	Review and approval of significant actions by the Company.

Executive Sessions of, and Communication with, Independent Directors

Members of the Board are kept informed of Columbia’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Mr. Kasnet, who serves as Chairman of the Board, presides at meetings of the Board. Except for Mr. Wilkinson, President and Chief Executive Officer of the Company, and Mr. Apostolakis, who served as Vice President, Investor Relations until December 31, 2004, each director qualifies as an “Independent” director under the current NASDAQ National Market listing standards. Independent directors meet regularly in executive session without management participation. This encourages open discussion.

The Board has implemented a process by which the Company’s stockholders can communicate directly with Independent directors. Columbia stockholders who want to communicate with the Board or any individual director may write to:

Columbia Laboratories, Inc.
354 Eisenhower Parkway
Plaza I, Second Floor
Livingston, NJ 07039
Attn: Board of Directors
- or -
directors@columbialabs.com

The letter should include a statement indicating that the sender is a Columbia stockholder. The General Counsel will review all stockholder letters to the Board and depending on the subject matter will:

•	Promptly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about Columbia and stock-related matters; or

•	Not forward the letter if it relates to an improper or irrelevant topic.

     The General Counsel or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Compensation of Directors

The following table provides information on Columbia’s compensation and reimbursement practices for 2005 for non-employee directors. (For 2004, the annual retainer for the Chairman and Vice Chairman was $15,000, each.) Directors who are employed by Columbia do not receive any additional compensation for their Board activities.

Annual Retainer, Chairman and Vice Chairman	$40,000

Annual Director Retainer	$15,000

Annual Committee Retainer	$1,000

Additional Annual Retainer: Committee Chair (except Audit Committee)	$1,000

Additional Annual Retainer: Audit Committee Chair	$5,000

Meeting Attendance Fees (per day)	$1,500	(in person)
	$500	(by telephone)
Stock Options Granted at Fair Market Value upon Election at Annual Meeting	10,000	(1)

Stock Options Granted per Committee at Fair Market Value upon Election at Annual Meeting	1,000	(2)

Reimbursement for Expenses Attendant to Board Membership	Yes

(1)	Consists of a grant of 10,000 options under our 1996 Long-Term Performance Plan, as amended (the “1996 Plan”). These options have a ten-year term and are exercisable after one year.

(2)	Consists of a grant of 1,000 options under our 1996 Plan for each committee assignment. These options have a ten-year term and are exercisable after one year.

Meetings and Attendance During Fiscal 2004

The Board held 13 meetings in 2004. The Board has four standing committees, as described below. Each director who served as a director during 2004 participated in 75% or more of the meetings of the Board and the committees on which he served during the year ended December 31, 2004. At each regular meeting of the Board, the independent directors meet in private without members of management.

The Board typically meets in conjunction with the annual meeting of stockholders and directors are expected to attend. Last year five of the seven individuals then serving as directors attended the annual meeting of stockholders.

Committees of the Board

The Board has the following four committees: (1) Audit, (2) Compensation, (3) Nominating and Corporate Governance, and (4) Scientific. The Board has adopted a written charter for each of the first three committees. The committee charters are posted in the “Investor Relations” section of our website: http://www.columbialabs.com.

Audit Committee

     The primary responsibility of the Audit Committee is to oversee Columbia’s reporting processes on behalf of the Board and the stockholders and to report the results of its activities to the Board. The Audit Committee’s primary duties and responsibilities are to:

•
serve as an independent and objective party to monitor the Company’s financial reporting process, including the review of the financial reports and other financial information provided by the Company to governmental or regulatory bodies and the public, and internal control systems (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the outside auditor or management);

•	review earnings press releases;
•	review and appraise the audit efforts of the Company’s independent auditors;
•	provide an open avenue of communication among the independent auditors and financial and senior management; and
•	engage the Company’s independent auditors.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on May 12, 2004.

While the Audit Committee has the powers and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that Columbia’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

All of the members of the Audit Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act of 1934. Columbia has identified each of Dr. Max Link and Robert Strauss as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission.

Members: Mr. Kasnet, Dr. Link, Dr. Oskowitz, Mr. Strauss.   Meetings last year: 7

Compensation Committee

     The Compensation Committee provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of executive compensation programs and practices. The Compensation Committee:

•	reviews and determines the salary of the Company’s Chief Executive Officer and other officers;
•	reviews and approves Columbia’s management incentive compensation policies and programs; and
•	reviews and approves equity compensation programs for the Company’s employees, directors and consultants, including grants of options thereunder.

The Compensation Committee acts pursuant to the Compensation Committee Charter adopted by the Board on May 12, 2004.

All of the members of the Compensation Committee are “Independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market.

Members: Mr. Blechschmidt, Dr. O’Donnell and Mr. Strauss.   Meetings last year: 4

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening and recommending qualified candidates to serve as directors of Columbia. The Nominating and Corporate Governance Committee also oversees matters of corporate governance and provides counsel to the Board with respect to Board organization, membership and function. The Nominating and Corporate Governance Committee acts pursuant to the Nominating and Corporate Governance Committee Charter adopted by the Board on August 16, 2004.

The Nominating and Corporate Governance Committee is responsible for proposing to the Board nominees for election or reelection to the Board, based upon recommendations from the Chairman, the Chief Executive Officer, other Board members and Columbia stockholders.

Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to the Board must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry. In general, candidates will be preferred who currently hold, or recently held, an established executive level position and have extensive experience in business, finance, law, science, research or government. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Nominating and Corporate Governance Committee, by stockholders, or through other sources. When current Board members are considered for nomination for reelection, the Nominating and Corporate Governance Committee will also take into consideration their prior Board contributions and performance as well as the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities.

The Nominating and Corporate Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating and Corporate Governance Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

Recommendations from stockholders may be submitted to Columbia in accordance with the procedures set forth in the additional Q&A information on pages 23 and 24. Any nominations for director to be made at an Annual Meeting of stockholders must also be made in accordance with the requirements described in the aforementioned Q&A information.

In addition to identifying, screening and recommending qualified candidates to serve as directors, the Nominating and Corporate Governance Committee’s responsibilities include:

•	reviewing potential conflicts of prospective Board members;
•	reviewing the composition of the Board and the skills and experience of its members; and
•	studying and making recommendations to the Board concerning the size, composition, compensation and functioning of the Board

The Nominating and Corporate Governance Committee has adopted a policy that does not permit non-employee directors to be nominated for election as a director at the next annual meeting of stockholders if the director will attain the age of 72 during the term for which he or she would be nominated.

All of the members of the Nominating and Corporate Governance Committee are “Independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

Members: Mr. Kasnet, Dr. Link and Dr. O’Donnell.    Meetings last year: 3

Scientific Committee

The Scientific Committee is responsible for reviewing and advising Company management on the Company’s research and development program.

All of the members of the Scientific Committee are “Independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

Members: Mr. Blechschmidt, Dr. O’Donnell and Dr. Oskowitz.   Meetings last year: 1

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, executive officers (including our Chief Executive Officer, our Chief Financial Officer and our principal accounting officer) and employees of the Company. The Code was filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. Our Code of Business Conduct and Ethics is posted on the “Investor Relations” section of our website: http://www.columbialabs.com. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our Chief Executive Officer, Chief Financial Officer or principal accounting officer with respect to our Code of Business Conduct and Ethics, we will post the amendment or a description of the waiver in the “Investor Relations” section of our website.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.

The Audit Committee is composed of four non-employee directors and operates under a written charter adopted and approved by the Board. The Board, in its business judgment, has determined that each Audit Committee member is “Independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and under Section 10A(m)(3) of the Securities Exchange Act of 1934. Columbia has identified each of Max Link, Ph. D. and Robert C. Strauss as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission. The Audit Committee has sole authority to retain, oversee, and terminate Columbia’s independent auditors, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent auditors.

The Company’s management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

Columbia’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to independently monitor and review these processes. However, Audit Committee members are not professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. Audit Committee members must rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, although Audit Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent auditors, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of Columbia’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that Columbia’s auditors are in fact “Independent.”

In this context, the Audit Committee held seven meetings during the year ended December 31, 2004. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Columbia’s independent auditors, GGK. The Audit Committee discussed with Columbia’s independent auditors, with and without management present, the results of their examinations and their evaluations of Columbia’s financial statements.

In fulfilling the Audit Committee’s oversight responsibilities, Audit Committee members have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with Columbia’s management and the independent auditors, GGK, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgment as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee also discussed with GGK the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of Columbia’s financial statements and the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended (Communication with Audit Committees) by SAS 89 and SAS 90 (Audit Committee Communications and Codification of Statements on Accounting Standards, respectively) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee’s discussions also included a discussion of the background and experience of the GGK audit team assigned to Columbia and the quality control procedures established by GGK. The Audit Committee received written disclosures and the letter from GGK required by Independence Standards Board Standard No. 1, which relates to the accountant’s independence from the Company and its related entities, and discussed with GGK their independence from the Company. The Audit Committee met with the independent auditors, GGK, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
Stephen G. Kasnet
Max Link, Ph.D.
Selwyn P. Oskowitz, M.D.
Robert C. Strauss, Chairman

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

EXECUTIVE COMPENSATION

The following table discloses compensation received by Columbia’s Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ended December 31, 2004, as well as their compensation for each of the fiscal years ended December 31, 2003 and December 31, 2002.

Summary Compensation Table

					Long Term
					Compensation
	Annual Compensation				Awards
					Number of
					Securities
					Underlying	All Other
Name and Principal Position	Year	Salary	Bonus		Options	Compensation

G. Frederick Wilkinson	2004	$494,583	$45,000	(1)	70,000	$4,505	(3)
President and Chief	2003	450,000	90,000	(2)	45,000	0
Executive Officer	2002	450,000	0		100,000	0

Robert S. Mills	2004	270,000	0		60,000	99,878	(5)
Senior Vice President &	2003	242,344	0		69,375	0
Chief Operating Officer (4)	2002	225,000	0		25,000	0

James J. Apostolakis	2004	200,000	0		50,000	2,250	(3)
Vice President, Investor	2003	200,000	0		0	0
Relations(6)	2002	200,000	0		0	0

Michael McGrane	2004	236,250	0		50,000	3,360	(3)
Vice President, General	2003	233,906	0		43,875	0
Counsel & Secretary (7)	2002	225,000	0		175,000	0

David L. Weinberg	2004	200,000	0		40,000	3,000	(3)
Vice President, Finance &	2003	200,000	0		35,000	0
Chief Financial Officer	2002	200,000	0		0	0

(1)	Payment to Mr. Wilkinson in March 2004 of the minimum guaranteed bonus for the third year under his March 2001 employment agreement.
(2)	Payment to Mr. Wilkinson in March 2003 of the minimum guaranteed bonuses for the initial two years under his March 2001 employment agreement.
(3)	A matching contribution made by Columbia under its Employee Savings Plan (the “401(k) Plan”), a plan providing for broad-based employee participation.
(4)	Mr. Mills was elected Senior Vice President and Chief Operating Officer as of September 25, 2003, prior to which he was Senior Vice President, Operations.
(5)	A matching contribution made by Columbia under its Employee Savings Plan (the “401(k) Plan”) of $4,050, plus $95,828 for reimbursement of relocation expenses, including a tax gross-up payment.
(6)	Effective December 31, 2004, Mr. Apostolakis' role as Vice President, Investor Relations, was terminated.
(7)	Mr. McGrane was elected Vice President, General Counsel, and Secretary as of January 2, 2002.

Option Grants in Fiscal Year 2004

The following table provides information on stock option grants in 2004 to the executive officers named in the Summary Compensation Table.

					Potential Realizable Value
		% of Total			at Assumed Annual Rates of
	Number of	Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise		Option Term
	Options	Employees	or Base	Expiration
Name	Granted	in Fiscal Year 2004	Price	Date	5%	10%

G. Frederick Wilkinson	70,000(1)	9.3%	$4.05	5/12/2014	$178,292	$451,826

Robert S. Mills	60,000(1)	8.0%	$4.05	5/12/2014	$152,821	$387,279

James J. Apostolakis	50,000(1)	6.7%	$4.05	5/12/2014	$127,351	$322,733

Michael McGrane	50,000(1)	6.7%	$4.05	5/12/2014	$127,351	$322,733

David L. Weinberg	40,000(1)	5.3%	$4.05	5/12/2014	$101,881	$258,186

(1)
Options granted under the 1996 Long-term Performance Plan and are exercisable at the rate of 25% per year, beginning May 12, 2005. Options become fully exercisable upon a change-in-control of the Company.

 Aggregated Option Exercises in Fiscal Year 2004 and Fiscal Year-End Option Values

The following table sets forth certain information with respect to outstanding stock options held at year end or exercised in 2004 by the executive officers named in the Summary Compensation Table.

			Number of Securities		Value of Unexercised
			Underlying Unexercised Options		In-the-Money Options at
	Shares Acquired		At December 31, 2004		December 31, 2004 (2)
Name	On Exercise	Value Realized (1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

G. Frederick Wilkinson	--	$--	747,500	367,500	$--	$--
Robert S. Mills	--	$--	70,938	145,937	$--	$--
James J. Apostolakis	--	$--	660,000	50,000	$--	$--
Michael McGrane	--	$--	109,438	159,437	$--	$--
David L. Weinberg	--	$--	127,500	57,500	$--	$--

(1)	Value realized is the spread between the market value of Columbia’s Common Stock on the date of exercise minus the exercise price.
(2)
The closing sale price of the Common Stock on December 31, 2004, as reported on the Nasdaq National Market, was $2.65 per share. Value is calculated by multiplying (a) the difference between $2.65 and the option exercise price by (b) the number of shares of Common Stock underlying the option

Employment Agreements

In March 2004, the Company entered into an employment agreement with G. Frederick Wilkinson to serve as President and Chief Executive Officer of the Company. The initial term of Mr. Wilkinson’s employment under the agreement is through March 31, 2007, with automatic one-year renewals unless either party gives written notice of nonrenewal at least ninety (90) days prior to the end of the then current term. If the Company elects not to renew the employment agreement, it is obligated to pay severance equal to one year’s base salary to Mr. Wilkinson.

Pursuant to his employment agreement, Mr. Wilkinson is entitled to a base salary of $500,000 per year subject to annual review (and within the discretion of the Board, upward adjustment), a target fifty percent bonus, and payment for unused paid time off in excess of the 50 days he is entitled to carry over from year to year. In the event of death or “Disability,” as that term is defined in the employment agreement, Mr. Wilkinson is entitled to payment of his annual base salary plus an annual bonus of no less than 10% of his base salary through the end of the term of the employment agreement, but in each case no less than his annual payment. The Company has the right to purchase, and has purchased, life and disability insurance policies to meet these obligations.

Mr. Wilkinson has the right, under the employment agreement, to resign his employment for "Good Reason," as that term is defined in the employment agreement. The Company has the right, under the employment agreement, to terminate Mr. Wilkinson’s employment with or without "Cause," as that term is defined in the employment agreement. Termination for Cause for certain act(s) or failure(s) to act would not take effect unless and until the Company gives Mr. Wilkinson written notice of the Company’s intention to terminate his employment for Cause, stating in detail the particular act(s) or failure(s) to act that constitute the grounds on which the proposed termination for Cause is based, and an opportunity to cure such conduct, if possible.

If Mr. Wilkinson’s employment is terminated by the Company without Cause or by Mr. Wilkinson with Good Reason, the employment agreement provides for payment of Mr. Wilkinson’s base salary through the date of termination and a lump sum cash payment of one year's annual base salary plus a bonus payment of no less than 10% of his then effective base salary and a bonus payment equal to the average annual bonus paid to Mr. Wilkinson in the preceding two years. Mr. Wilkinson would also be entitled to receive the medical and dental coverage in effect on his termination date for a period of eighteen (18) months thereafter.

In the event of a “Change in Control” of the Company, as that term is defined in the employment agreement, and Mr. Wilkinson’s employment is terminated by the Company without “Cause” or by Mr. Wilkinson with “Good Reason”, as those terms are defined in the employment agreement (and within the time periods provided), Mr. Wilkinson would receive his base salary through the date of termination and a lump sum cash payment of two (2) times his annual base salary plus a bonus payment of no less than 10% of his then effective base salary and a bonus payment of equal to two (2) times the average annual bonus paid to Mr. Wilkinson in the preceding two years. Mr. Wilkinson would also be entitled to receive the medical and dental coverage in effect on his termination date for a period of eighteen (18) months thereafter.

In February 2005, the Company entered into a three-year employment agreement with Robert S. Mills defining the terms of his employment as Senior Vice President and Chief Operating Officer of the Company. The initial term of Mr. Mills’ employment under the employment agreement is through March 31, 2007, with automatic one-year renewals unless either party gives written notice of nonrenewal at least sixty (60) days prior to the end of the then current term. If the Company elects not to renew the employment agreement, it is obligated to pay severance equal to one year’s base salary to Mr. Mills.

Pursuant to his employment agreement, Mr. Mills is entitled to a base salary of $300,000 per year subject to annual review (and within the discretion of the Board upward adjustment) plus a target forty percent bonus. Mr. Mills has the right, under the employment agreement, to resign his employment for "Good Reason," as that term is defined in the employment agreement. The Company has the right, under the employment agreement, to terminate Mr. Mills’ employment with or without "Cause," as that term is defined in the agreement. Termination for Cause for certain act(s) or failure(s) to act would not take effect unless and until the Company gives Mr. Mills written notice of the Company’s intention to terminate his employment for Cause, stating in detail the particular act(s) or failure(s) to act that constitute the grounds on which the proposed termination for Cause is based, and an opportunity to cure such conduct, if possible.

If Mr. Mills’ employment is terminated by the Company without Cause or by Mr. Mills with Good Reason, the employment agreement provides for payment of Mr. Mills’ base salary through the date of termination and a lump sum cash payment of one year's annual base salary plus the greater of the amount of the cash bonus paid to Mr. Mills in the preceding year pursuant to the Company’s bonus plan or his target bonus in effect at the time of the termination. Mr. Mills would also be entitled to receive the medical and dental coverage in effect on his termination date for a period of twelve (12) months thereafter.

The Board has authorized, and the Company has entered into, Executive Change of Control Severance Agreements with four officers, including Mr. Mills, but excluding Mr. Wilkinson (whose employment agreement applies in the event of a change in control of the Company). The Executive Change of Control Severance Agreements provide for a severance payment equal to one times the executive’s “base salary” (as defined in the agreement) and “bonus” (as defined in the agreement) upon a “change of control” (as defined in the agreement) and if the executive is terminated for any reason other than “cause” (as defined in the agreement) or the executive resigns for “good reason” (as defined in the agreement).

The Company has no other employment agreements.

Compensation Pursuant to Plans

Stock Option Plans. The Company has one stock option plan under which options may currently be granted, the 1996 Long-term Performance Plan. In addition, as of December 31, 2004, stock options remain outstanding that were granted under the 1988 Stock Option Plan, as amended. The persons eligible to receive options, the number of options authorized and outstanding as of December 31, 2004, and the number of options granted during the preceding fiscal year under each plan are as follows:

Name of Plan	Persons Eligible	# Options Authorized	# Options Outstanding	# Options Granted in 2004

1988 Stock Option Plan	Employees, directors and consultants	5,000,000	245,000	—

1996 Long-term Performance Plan (1)	Employees, directors and consultants	8,000,000	5,234,400	852,400

(1)	Any unexercised options that expire or terminate in accordance with the plan become available again for issuance under the plan, except that shares cannot be reissued upon the expiration of the plan.

Equity Compensation Plan Information

The following table provides information about shares of Company Common Stock that may be issued upon exercise of options, warrants and rights under our existing equity compensation plans. All information is provided as of December 31, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by the security holders	5,479,400	$8.73	2,262,475
Equity compensation plans not approved by the security holders (warrants)	725,000	$6.94	Not applicable
Total	6,204,400	$8.52	2,262,475

The equity compensation plans approved by the stockholders are the 1996 Long-term Performance Plan and the 1988 Stock Option Plan, as amended. These plans and warrants are described in more detail in Note 6 in the notes to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2004, a copy of which has been mailed to stockholders along with this proxy statement.

Board Compensation Committee Report on Executive Compensation

Policy.  The Company’s executive compensation program is administered by the Compensation Committee, which consists of three non-employee directors who are also responsible for establishing the Company’s executive compensation policy. The Compensation Committee operates under a written charter adopted and approved by the Board of Directors. Each Compensation Committee member is “Independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Company’s compensation program is designed to serve the Company’s goal of creating long-term stockholder value by allowing the Company to secure and retain the services of high quality executives who are essential to the Company’s long term success within a highly competitive industry and by aligning the interests of the executives with those of the Company’s stockholders.

The principal elements of the Company’s executive compensation program include base salary, annual incentive compensation and long-term incentive compensation.  Under the supervision of the Compensation Committee, the Company is continuing to develop compensation policies and programs that seek to align closely the financial interests of the Company’s employees with those of the Company and its stockholders, as well as to retain, motivate and reward talented employees. In establishing the Company’s compensation program, the Compensation Committee reviews compensation data for companies that compete with the Company for talent. These companies include primarily pharmaceutical and healthcare companies and are chosen on the basis of sales, market capitalization and geographic location. The Compensation Committee seeks to implement compensation programs that are competitive with those of peer companies.

Base Salary. Mr. Wilkinson’s and Mr. Mills’ base salaries are based on employment agreements negotiated in 2004 and 2005, respectively. Salaries of other officers are determined by evaluating the responsibilities of the position and the experience and performance of the individual and comparing base salaries for comparable positions at peer group companies.

Annual Incentive Compensation.   The Compensation Committee believes that performance-based annual incentives, in the form of bonuses, should represent a significant component of the Company’s executive compensation program. In 2003 and 2004, the Board approved a Columbia Laboratories Incentive Plan (the “Plan”). Each year the Plan is intended to encourage and reward participants for achievement of the Company’s financial, tactical and strategic objectives; to reinforce a strong performance orientation with variability in awards based upon individual contribution and teamwork; and, to provide a fully competitive compensation package that will enable the Company to attract, reward and retain high caliber employees. The Compensation Committee establishes a target incentive pool annually. This is generally the sum of the target incentive award opportunities for all plan participants. Each year the number of units in the actual incentive pool available for distribution is a function of the Company’s performance against pre-determined objectives. The total number of units in the pool may be more or less than the target incentive pool based on Company performance. Individual awards will take into account performance against individual objectives and within the context of the overall annual incentive pool available for awards. The plan is managed by the Compensation Committee. The Compensation Committee has full power and discretion to interpret and administer the Plan.

In general, all employees are eligible to participate in the Plan, except employees who are eligible for another incentive plan (e.g., sales incentives). Employees hired after February 28, but before October 1, are eligible for a pro-rated incentive award based on their hire date. Employees hired on or after October 1 are not eligible to participate that year. To be eligible for an incentive award, an employee must be actively employed on the date of distribution of awards for the year. Under the Plan, each eligible employee has an incentive target that is expressed in units as a percentage of the employee’s base salary. The incentive target relates to the employee’s position level and ranges from 4% for hourly employees to 30% for executive officers, with the exceptions of the Company’s President and Chief Executive Officer, G. Frederick Wilkinson, whose employment contract establishes an incentive target of 50%, and the Company’s Senior Vice President and Chief Operating Officer, Robert S. Mills, whose employment contract establishes an incentive target of 40%.

The performance criteria and relative weightings of each performance factor are approved by the Board. A target incentive pool is established annually in relation to the sum of the target incentive award opportunities for all employees. The number of units in the final incentive pool available for payout is a function of Company performance against the performance criteria, which consist of pre-determined financial and strategic objectives. The total number of units in the pool may be more or less than the target incentive pool based on Company performance. Individual awards take into account both the number of units in the final incentive pool available for payout and individual performance. Awards may be made in cash, stock options, or a combination thereof.

For the fiscal year ended December 31, 2003, the Board fixed specified financial performance goals for funding the incentive pool. The Company did not fully meet the performance goals and the Board therefore did not fund the incentive pool and no awards were made for 2003. For the fiscal year ended December 31, 2004, the Board fixed specified financial and strategic performance goals for funding the incentive pool, and assigned financial goals a 50% weighting and strategic goals a 50% weighting. The Company did not fully meet the performance goals and the Board therefore funded the incentive pool at 45% of the target incentive pool.

Long-term Incentives. Stock options represent a significant portion of total compensation for Columbia’s executive officers. Under the 1996 Long-term Performance Plan, the Compensation Committee grants stock options to senior management and other employees. Options are generally awarded to executive officers at the time that they join Columbia and annually thereafter. Stock options are granted at the average of the high and low market price on the date of grant, and will only have value if the value of the Company’s Common Stock increases. Generally, grants vest over a four-year period and have ten-year terms. Executives must be employed by Columbia at the time of vesting in order to exercise the options. The amount of the stock option grants are based on individual performance, including managerial effectiveness, initiative, and teamwork, and are at such amounts as reflect what the Compensation Committee believes are necessary to attract, retain and motivate senior management and other key employees and historically have not been tied to the Company’s financial performance.

On May 12, 2004, Mr. Wilkinson, Mr. Apostolakis, Mr. McGrane, Mr. Mills and Mr. Weinberg were granted options to purchase 70,000, 50,000, 50,000, 60,000 and 40,000 shares, respectively, of Common Stock at $4.05 per share.

Section 162(m). With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. The Company believes that options granted pursuant to the 1988 Stock Option Plan should qualify for a special transition rule which exempts from the deduction limitations of Section 162(m) compensation paid under certain previously approved plans. One such exception (the “Exemption”) applies to certain performance-based compensation provided that such compensation shall be approved by stockholders in a separate vote and that certain other requirements are met. The Company believes that stock options, stock appreciation rights, and restricted stock awards that constitute performance based awards granted under the 1996 Long-term Performance Plan qualify for the Exemption.

Chief Executive Officer Compensation. Mr. Wilkinson has been Columbia’s Chief Executive Officer since March 2001 and is subject to an employment contract dated March 16, 2004. See “Employment Agreements” above for a description of Mr. Wilkinson’s employment agreement. The salary and stock option grants for Mr. Wilkinson were primarily based on negotiations of his employment agreement and take into consideration total compensation for comparable positions among companies in the Company’s industry or in industries which employ individuals of similar education and background, salaries of and stock option grants to the other executive officers of the Company, and his experience, reputation in the industry and expected contributions to the Company. In addition, the Compensation Committee considers the status of Mr. Wilkinson as the Company’s most senior officer and the important role he has in achieving overall corporate goals. He will receive a base salary in 2005 equal to $500,000.

In awarding stock options to Mr. Wilkinson, the Compensation Committee sets guidelines based on the competitive compensation data described above, and then considers overall corporate performance and Mr. Wilkinson’s role in attaining those results.

COMPENSATION COMMITTEE:
Edward Blechschmidt
Denis M. O’Donnell, Chairman
Robert C. Strauss

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee serving at any time during 2004 were Edward Blechschmidt, Denis M. O’Donnell, M.D. and Robert C. Strauss. There were no interlocks during 2004 between any member of the Compensation Committee and any other company.

Certain Relationships and Related Transactions

There is no information required to be disclosed by Item 404 of Regulation S-K under the Securities Act of 1933. This Item requires disclosure of certain transactions between the Company or a subsidiary of the Company and a (i) director, (ii) officer, (iii) holder of five percent of any class of Company voting securities (or any member of the immediate family member of the foregoing persons), (iv) corporation or organization (other than the registrant or a majority—owned subsidiary of the registrant) of which any of the persons specified in (i) or (ii) is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of securities, or (v) trust or other estate in which any of the persons specified in (i) or (ii) has a substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity.

PERFORMANCE OF COMPANY STOCK

Comparison of Five-Year Cumulative Total Return*
Columbia Laboratories, Inc., Russell 2000 Index and Value Line Drug Index
(Performance Results through 12/31/04)

     The graph below shows the five-year cumulative total stockholder return assuming the investment of $100 on December 31, 1999 (and the reinvestment of dividends thereafter) in each of Columbia Common Stock, the Russell 2000 Stock Index and Columbia’s Peer Group (Value Line Drugs Index).

(1)
The total return for each of the Company’s Common Stock, the Russell 2000 Index and the pharmaceutical companies assumes reinvestment of dividends, although dividends have not been declared on the Company’s Common Stock.

(2)
The pharmaceutical companies include: Abgenix, Inc., Albany Molecular, Allergan, Inc., Andrx Group, Barr Pharmaceuticals, Biogen Idec, Biovail Corp., Bristol-Myers Squibb, Celgene, Ceplalon, Inc., Chiron Corp., Covance, Inc., Enzon Pharmaceuticals, Forest Labs, Genzyme General, Gilead Sciences, GlaxoSmithKline plc, ImClone Systems, Inc., IVAX Corp., King Pharmaceuticals, Lilly(Eli) & Co., Medarex, Inc., Medicis Pharmaceutical, MedImmune Inc., Merck & Co., Mylan Labs, Nektar Therapeutics, Neurocrine Biosciences, Novartis AG, Novo Nordisk, Par Pharmaceutical Cos., PAREXEL International, Perrigo Co., Pfizer Inc., Pharmaceutical Product Development, Protein Design Labs, Schering-Plough, Sepracor, Inc., Teva Pharmaceutical, Valeant Pharmaceuticals International, Watson Pharmaceuticals and Wyeth.

Source: Value Line, Inc.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, six directors will be elected by the stockholders to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to the Company, will be voted FOR the election as directors of the six persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

Nominees for the Board of Directors

 The six persons named below were designated by the Board as nominees for election as directors. Four of the nominees have served as directors since the last annual meeting and two of the nominees are standing for election for the first time, having been elected to the Board on August 20, 2004. Information regarding the business experience of each nominee and their service on boards of directors of public companies is provided below. All directors are elected annually to serve until the next annual meeting or until their respective successors are elected and qualified.

Except for Mr. Wilkinson, who is an employee of the Company, the Board has determined that each director qualifies as an “Independent” director as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Edward A. Blechschmidt Director since 2004 Age 52

Mr. Blechschmidt has been a director of Columbia since August 2004 and Vice Chairman of the Board since November 2004. He was Chairman, Chief Executive Officer and President of Gentiva Health Services from March 2000 until his retirement in July 2002. He previously served as chief executive of Olsten Corporation (“Olsten”), the conglomerate from which Gentiva Health Services was split off and taken public. Before joining Olsten, Mr. Blechschmidt was president and chief executive officer of both Siemens' Nixdorf Americas and Siemens' Pyramid Technology, prior to which he served more than 20 years with Unisys Corporation, ultimately as chief financial officer. He is currently a director of Gentiva Health Services, Inc., HEALTHSOUTH Corp., Lionbridge Technologies, Inc. (business services), and Neoforma, Inc. (healthcare).

Stephen G. Kasnet Director since 2004 Age 59
Mr. Kasnet has been a director of the Company since August 2004 and Chairman of the Board since November 2004. He has been the President and Chief Executive Officer of Harbor Global Company, Ltd., since June 2000. He previously held senior management positions with various financial organizations, including Pioneer Group, Inc.; First Winthrop Corporation and Winthrop Financial Associates; Cabot, Cabot and Forbes; and Warren Bank. He is a director and audit committee chairman of Republic Engineered Products (steel manufacturing), and serves as Chairman of the Board of Rubicon Ltd. (forestry). He is also a trustee and vice president of the board of Governor Dummer Academy, Byfield, MA.

Denis M. O’Donnell, M.D. Director since 1999 Age 51
Dr. O’Donnell has been a director of the Company since January 1999, and is Chief Executive Officer of Molecular Diagnostics, Inc. (medical diagnostics and screening). From 1995 to 1997, Dr. O’Donnell served as President of Novavax, Inc. (pharmaceuticals). From 1991 to 1995, he was Vice President of IGI, Inc. (marketing of human and animal pharmaceuticals). He serves on the Board of Directors of Novavax, Inc. and Molecular Diagnostics, Inc., and both the Board of Directors and audit committee of ELXSI, Inc. (restaurant and water inspection services).

Selwyn P. Oskowitz, M.D. Director since 1999 Age 59
Dr. Oskowitz has been a director of the Company since January 1999. An assistant professor of obstetrics, gynecology and reproductive biology at Harvard Medical School since 1993, Dr. Oskowitz is a reproductive endocrinologist at, and Director of, Boston IVF, a fertility clinic with which he has been associated since 1986. Dr. Oskowitz is a past President of the Boston Fertility Society.

Robert C. Strauss Director since 1997 Age 63
Mr. Strauss has been a director of Columbia since January 1997. He has been President, Chief Executive Officer and Chairman of the Board of Noven Pharmaceuticals, Inc., since 1997. Noven is a leading developer of advanced transdermal drug delivery technologies and prescription transdermal products. From 1983 to 1997, he served in various executive positions with Cordis Corporation, including as its Chairman of the Board, President and Chief Executive Officer. After leaving Cordis, Mr. Strauss served as President and Chief Operating Officer of IVAX Corporation. Mr. Strauss serves on the board of directors of CardioGenesis Corporation (medical devices), Percardia, Inc. (medical devices) and TissueLink Medical, Inc. (surgical devices and procedures).

G. Frederick Wilkinson Director since 2001 Age 49
Mr. Wilkinson has been a director of the Company since 2001 and its President and Chief Executive Officer since April 15, 2001. Prior to joining the Company, he served as Chief Operating Officer and Senior Vice President, Sales and Marketing of Watson Pharmaceuticals, Inc. (“Watson”) from June 1999. Previously, Mr. Wilkinson was Vice President of Watson from July 1997, and Executive Vice President - Sales and Marketing of Watson Laboratories, Inc. from July 1996. Prior to his employment at Watson, Mr. Wilkinson was the President and General Manager of Creighton Pharmaceuticals, a wholly owned subsidiary of Novartis Pharmaceuticals Corporation (formerly Sandoz Pharmaceuticals Corporation), from 1994 to 1996. Prior to that, he held various marketing management positions at Novartis from 1980. Mr. Wilkinson received his M.B.A. from Capital University in 1984 and his B.S. in Pharmacy from Ohio Northern University in 1979.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE SIX NOMINEES.

PROPOSAL 2 — RATIFICATION AND APPROVAL OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected Goldstein Golub Kessler LLP as Columbia’s independent registered public accounting firm to audit Columbia’s financial statements for the 2005 fiscal year. The Board of Directors recommends that the stockholders ratify the selection of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP has served as Columbia’s independent auditor since 1998.

Columbia has been advised that representatives of Goldstein Golub Kessler LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

GENERAL

The Board of the Company knows of no other matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

ANNUAL REPORT

The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2004 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Investor Relations Department, Columbia Laboratories, Inc., 354 Eisenhower Parkway, Plaza 1, 2nd Floor, Livingston, NJ 07039.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING
THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the meeting?

A:
Other than the two proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of Columbia’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the meeting?

A:
Columbia will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Columbia’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of Georgeson Shareholder Communications, Inc. (“Georgeson”) to aid in the solicitation of proxies. We estimate that we will pay Georgeson a fee of $4,500 for its services plus per-call fees for any individual solicitations and reimbursement of reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	How do I propose individuals to serve as directors?

A:
Stockholders wishing to submit to the Nominating and Corporate Governance Committee qualified candidates for possible nomination to Columbia’s Board of Directors may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Columbia Laboratories, Inc., 354 Eisenhower Parkway, Plaza 1, 2nd Floor, Livingston, NJ 07039:

(i)	Name of the candidate and a brief biographical sketch and resume;
(ii)	Contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and,
(iii)	A signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit proposals for consideration at future stockholder meetings.

Stockholder Proposals for Inclusion in 2006 Proxy: In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2006 Annual Meeting of Stockholders must be received by the Company not later than December 16, 2005, in such form as is required by the rules and regulations promulgated by the Securities and Exchange Commission. A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2006 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by the Company prior to March 1, 2006. The proxy to be solicited on behalf of the Company’s Board for the 2006 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2006 Annual Meeting.

By Order of the Board of Directors

Michael McGrane Secretary

April 15, 2005

▼ FOLD AND DETACH HERE ▼

COLUMBIA LABORATORIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COLUMBIA LABORATORIES, INC.

The undersigned hereby appoints each of G. Frederick Wilkinson and Stephen G. Kasnet as Proxies, each with the power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock $.01 par value per share, or, as the case may be, shares of Series B Convertible Preferred Stock, $.01 par value per share, of Columbia Laboratories, Inc. (the "Company") held of record by the undersigned on April 4, 2005, at the Company's Annual Meeting of Stockholders, to be held on May 17, 2005, or at any adjournment or adjournments thereof.

☐ **FOR** all nominees listed below (except as marked to the contrary below)

☐ **WITHHOLD AUTHORITY** to vote for all nominees listed below

(**Instruction:** To <u>Withhold</u> the authority to vote for any individual nominee, mark the box next to that nominee's name below)

Name of Nominee:

☐ Edward Blechschmidt ☐ Stephen G. Kasnet ☐ Denis M. O'Donnell, M.D.

☐ Selwyn P. Oskowitz, M.D. ☐ Robert C. Strauss ☐ G. Frederick Wilkinson

(continued from other side)

▼ FOLD AND DETACH HERE ▼

The Board of Directors recommends a vote FOR Item 2.

☐ FOR ☐ AGAINST ☐ ABSTAIN

This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted "FOR" Items 1 and 2.

PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

Dated: ____________________________, 2005

____
(Signature)

____
(Signature)

When shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the Stockholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner."